UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material under §240.14a-12

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

October 17, 2014

To the Stockholders:

Notice is hereby given that the 2014 Annual Meeting of Stockholders (the "Meeting") of Brookfield Mortgage Opportunity Income Fund Inc., a Maryland corporation (the "Fund"), will be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023, on November 20, 2014 at 8:15 a.m. EST for the following purposes:

1.  To consider and vote upon the election of the Class I Director, to serve until the third annual meeting following her election and until her successor is duly elected and qualifies (Proposal 1).

2.  To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR the nominee named in the proxy statement.

Stockholders of record as of the close of business on October 3, 2014, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. Regardless of whether you plan to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your shares via the Internet or telephone, as follows:

To vote by the Internet:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Go to the website that appears on the enclosed proxy card.

(3)  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Call 1-800-690-6903.

(3)  Follow the instructions.

We encourage you to authorize a proxy to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Board of Directors,

/s/ Alexis I. Rieger

Alexis I. Rieger
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2014

The Fund's Notice of 2014 Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the Internet at www.brookfieldim.com

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF STOCKHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR
SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

PROXY STATEMENT

This Proxy Statement is furnished to stockholders in connection with a solicitation by the Board of Directors (the "Board") of Brookfield Mortgage Opportunity Income Fund Inc., a Maryland corporation (the "Fund"), of proxies to be used at the 2014 Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023 at 8:15 a.m., EST, on November 20, 2014 (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about October 29, 2014.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote FOR the election of the Director nominee for Class I Director. The close of business on October 3, 2014, has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding full share of common stock of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote for as many individuals as there are directors to be elected at the Meeting and one vote (or, in the case of fractional shares, a proportionate fractional share) for each other matter properly presented at the Meeting. Votes may not be cumulated. The number of outstanding shares of common stock of the Fund as of the Record Date is 22,713,931.274.

Under the Bylaws of the Fund, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum. In the event that a quorum is not present at the Meeting or otherwise, the chairman of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes," if any, will be treated as shares that are present, but not as votes cast, at the Meeting. For purposes of Proposal 1 abstentions and broker "non-votes," if any, will have the same effect as votes against the Proposal as the required vote is a majority of the votes entitled to be cast at the Meeting at which a quorum is present. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 1, we expect that there will be no broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

Stockholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before your proxy is exercised; (b) signing a proxy bearing a later date or; (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy). If you hold your shares in "street name" (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to the Meeting, please contact the Fund at (855) 777-8001 or at funds@brookfield.com. If you are planning to attend the Meeting, please RSVP to funds@brookfield.com at least one day prior to the Meeting.

Stockholders may request copies of the Fund's most recent annual and semi-annual reports, including the financial statements, without charge, by writing to Investor Relations, Brookfield Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. These reports also are available on the Fund's website at www.brookfieldim.com. These documents also have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF CLASS I DIRECTOR

The Fund's charter divides the Board into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated and when their respective successors are elected and qualified: Class I, 2014; Class II, 2015 and Class III, 2016. Directors elected to succeed those whose terms are expiring will be identified as being of that same class and will be elected until the third annual meeting after their election and until their successors are duly elected and qualify. The Fund regrets that Mr. Rodman Drake, who made significant contributions as a Director of the Fund and also served as Chairman of the Board, recently passed away. The Board has determined not to replace Mr. Drake at this time and has shrunk the size of the Board to five Directors.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the election of Heather Goldman, a Class I Interested Director nominee for the Fund. Ms. Goldman has indicated that she will serve if elected, but if she should be unable to serve, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion. If elected, Ms. Goldman will serve until the 2017 annual meeting of stockholders and until her successor is duly elected and qualified.

The Fund's Board has determined that Messrs. Louis P. Salvatore, Stuart A. McFarland and Edward A. Kuczmarski are each independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Ms. Goldman and Mr. Jonathan C. Tyras are each considered Interested Directors. Therefore, upon election of the Class I Director nominee, the Fund will continue to meet the requirements of the New York Stock Exchange that a majority of directors be independent.

As described above, there is one nominee for election to the Board at this time. The affirmative vote of a majority of the votes entitled to be cast at the Meeting, if a quorum is present, is sufficient to elect a director.

The Board of Directors recommends that the Stockholders vote "FOR" the election of the nominee listed above to serve as a Director until the Annual Meeting of Stockholders in 2017 and until her successor has been duly elected and qualified.

Information Concerning Nominee and Directors

The following table provides information concerning each of the Directors and the Class I Director nominee of the Board, as of the date of this Proxy Statement. The nominee is listed first in the table under "Class I Interested Director Nominee." The terms of the Class II and the Class III Directors do not expire this year. The Fund has a retirement policy which sets a mandatory retirement age of 75 for the Directors.

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Class I Interested Director Nominee – Term Expires at the 2014 Annual Meeting of Stockholders

Heather S. Goldman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director Elected since March 2013 Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009); Director and immediate past Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present).	7

Class II Independent Directors – Term Expires at the 2015 Annual Meeting of Stockholders

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected since March 2013 Three Year Term	Director/ Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company LLP before merger in 2009) (1980-2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Trustee of the Stralem Funds (2014-Present).	7
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since March 2013 Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of New America High Income Fund (2013-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	7

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Class III Independent Director – Term Expires at the 2016 Annual Meeting of Stockholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since March 2013 Three Year Term	Director/Trustee of several investment companies advised by Brookfield Investment Management Inc. (the "Adviser") (2005-Present); Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	7

Class III Interested Director – Term Expires at the 2016 Annual Meeting of Stockholders

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Served since 2014 Two Year Term

Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2014-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).

7

*  Designates individuals who are "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with the Adviser.

Officers of the Funds

The officers of the Fund are elected by the Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of the Fund has elected four officers, to hold office at the discretion of the Board until their successors are elected and qualified or until his or her resignation or removal. Except where dates of service are noted, all officers listed below served the Fund as such throughout the fiscal year ended June 30, 2014. The following table sets forth information concerning each officer of the Fund as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since April 2014

Managing Director (2014-present) and Assistant General Counsel (2010-present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul, Hastings, Janofsky & Walker LLP (2002-2010).

Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013

Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).

Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since April 2014	Vice President and Associate General Counsel of the Adviser (2011-present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer ("CCO")	Since 2013	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

*  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

Share Ownership

As of the Record Date, the Director nominee, Directors and officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Adviser's family of investment companies (the "Fund Complex"). The Fund Complex is comprised of the Fund, Brookfield High Income Fund Inc., Brookfield Total Return Fund Inc., Brookfield Global Listed Infrastructure Income Fund Inc. and Brookfield Investment Funds and its three series of underlying portfolios: Brookfield Global Listed Real Estate Fund; Brookfield Global Listed Infrastructure Fund; and Brookfield U.S. Listed Real Estate Fund. The cost of each Director's investment in the

Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of September 30, 2014. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name of Nominee/Director	Dollar Range of Equity Securities Held in the Fund	Aggregate Dollar Range of Equity Securities Held in Fund Complex
Independent Director Nominee
Louis P. Salvatore	$0	Over $100,000
Interested Director Nominee
Jonathan C. Tyras	$0	$10,001-$50,000
Independent Directors
Edward A. Kuczmarski	$50,001-$100,000	Over $100,000
Stuart A. McFarland	$10,001-$50,000	Over $100,000
Interested Director
Heather S. Goldman	$0	Over $100,000

Information Regarding the Board and its Committees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund's investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has appointed senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund's investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which are typically held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities.

Board Leadership Structure

The Fund's Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, 60% of the members of the Board are not "interested persons," as defined in the 1940 Act, of the Fund (the "Independent Directors"), which are Directors that are not affiliated with Brookfield Investment Management Inc. (the "Adviser") or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. The Audit Committee,

Nominating and Compensation Committee and QLCC are each comprised entirely of Independent Directors. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Mr. Kuczmarski, a Class II Director, serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund's Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function. For example, although the 1940 Act requires that at least 40% of a fund's directors not be "interested persons," as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the committees are appropriate means to provide effective oversight on behalf of Fund Stockholders. The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Director's Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors, including the Class I Director nominee, has the qualifications, experience, attributes and skills ("Director Attributes") appropriate to serve as a Director of the Fund in light of the Fund's business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Director, including the Class I Director nominee, and certain of their Director Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Fund. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to stockholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

•  Heather S. Goldman – In addition to her tenure as a Director of the Fund, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Previous to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management business in New York. She holds a Masters in Business Administration from the University of Chicago Booth School of Business.

•  Edward A. Kuczmarski – In addition to his tenure as a Director of the Fund, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•  Stuart A. McFarland – In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Louis P. Salvatore – In addition to his tenure as a Director of the Fund, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•  Jonathan C. Tyras – Mr. Tyras is the General Counsel, Chief Financial Officer and Managing Director of the Adviser. Mr. Tyras has extensive knowledge of the Adviser, its operations, personnel and financial resources. His position of responsibility at the Adviser, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.

Nominating and Compensation Committee Considerations for Independent Directors

The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The

Nominating and Compensation Committee also may consider other factors/attributes as it may determine appropriate in its own judgment. The Nominating and Compensation Committee believes that the significance of each nominee's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a director. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate's background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee's view as to the candidate. In accessing these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•  With respect to nominations for Independent Directors, nominees shall be independent of the Adviser and other principal service providers. The Nominating and Compensation Committee of the Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•  Independent Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•  With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

•  The proposed nominee must agree to invest in an amount equal to 1.5 years' worth of Director compensation in the Fund Complex within three years of becoming Director.

•  The Nominating and Compensation Committee of the Fund may also consider such other factors as it may determine to be relevant.

Board Meetings

The Fund's Board held four regular meetings and one special meeting during the 12 month period ended June 30, 2014. During the fiscal year ended June 30, 2014, each Director attended at least 75% of the meetings of the Fund's Board of Directors and of the committees on which he or she served. The Fund's Fund Governance Policies and Procedures provide that the Chairman of the Board of Directors, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which currently consists of Messrs. Salvatore, Kuczmarski and McFarland, all of whom are Independent Directors. The principal functions of the Audit Committee are to review the Fund's audited financial statements, to select the Fund's independent auditor, to review with the Fund's auditor the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the Fund's fiscal year ended June 30, 2014, the Audit Committee held two Committee meetings. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that each member of the Audit Committee is an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund's Board of Directors has adopted a written charter for its Audit Committee, which is available on the Fund's website at www.brookfieldim.com. A copy of the Fund's Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Mortgage Opportunity Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland and Salvatore, all of whom are Independent Directors and independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. The Nominating and Compensation Committee of the Fund met twice during the Fund's fiscal year ended June 30, 2014. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee. The function of the Fund's Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Directors. The Fund's Nominating and Compensation Committee evaluates each candidate's qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund's shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate's qualifications, please see "Nominating and Compensation Committee Considerations for Independent Directors" above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committee review all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committee first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are nominated for election by the Committee.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable. The Fund's Nominating and Compensation Committee also determines the compensation paid to the Independent Directors. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund's website at www.brookfieldim.com. A copy of the Fund's Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Mortgage Opportunity Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The Fund's Nominating and Compensation Committee has recommended Ms. Goldman as a nominee for election, and the Fund's Board of Directors has nominated Ms. Goldman to serve as the Class I Director.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee ("QLCC"). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of

Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC meets as needed. During the fiscal year ended June 30, 2014, the Fund's QLCC did not meet. The QLCC currently consists of Messrs. Kuczmarski, McFarland and Salvatore.

Code of Ethics

Code of Ethics. The Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund's external manager or its affiliates who are involved in the Fund's business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund's website at www.brookfieldim.com. A copy of the Fund's code of ethics also is available free of charge, upon request directed to Investor Relations, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

There is no family relationship between any of the Fund's current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund's officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Directors of any corporation or entity affiliated with the Fund so enjoined.

Compensation of Directors and Executive Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, is entitled to receive from the Fund a fee of $30,000 per year plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended June 30, 2014 for the Fund, which we refer to as fiscal 2014.

	Directors' Aggregate Compensation from the Fund	Total Directors' Compensation from the Fund and the Fund Complex[2]
Interested Director Nominee
Heather S. Goldman	$0	$0
Independent Directors
Rodman L. Drake[1]	$35,000	$171,766
Edward A. Kuczmarski	$30,000	$111,888
Stuart A. McFarland	$30,000	$149,388
Louis P. Salvatore	$32,500	$175,456
Interested Director
Jonathan C. Tyras	$0	$0

(1)  Mr. Drake passed away on June 24, 2014

(2)  Includes compensation paid to the Directors for service on the Boards of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. which were reorganized into Brookfield High Income Fund Inc. on August 13, 2014.

Stockholder Communications with Board of Director and Board Attendance at Annual Meetings

The Fund's Board of Directors provides a process for Stockholders to send communications to the Board. Any Stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. If a Stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Fund's policy with respect to Directors' attendance at annual meetings of stockholders is to encourage such attendance.

Audit Committee Report

On August 27, 2014, the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board of Directors") of Brookfield Mortgage Opportunity Income Fund Inc. (the "Fund") reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended June 30, 2014. The Audit Committee discussed with Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, the matters required to be discussed by Rule 3526, Ethics and Independence, Communication with Audit Committee Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from Deloitte required by Rule 3520, Auditor Independence, and discussed with Deloitte, its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to its Board of Directors that the audited financial statements referred to above are included in the Fund's Annual Report to Stockholders as required by Section 30(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 30d-1 promulgated thereunder for the fiscal year ended June 30, 2014.

Louis P. Salvatore – Audit Committee Chairman
Edward A. Kuczmarski – Audit Committee Member
Stuart A. McFarland – Audit Committee Member

Required Vote

The election of the listed nominee for Director requires the approval of a majority of all the votes entitled to be cast at the Meeting, in person or by proxy, at which a quorum is present. The Board of Directors of the Fund recommends a vote "For" the election of the nominee to the Fund's Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Adviser, a wholly owned subsidiary of Brookfield Asset Management Inc., is a Delaware corporation organized in February 1989 and a registered investment Adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and Directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Subject to the authority and oversight of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. As of June 30, 2014, the Adviser and its subsidiaries had over $16 billion in assets under management. The Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment.

Mr. Jonathan C. Tyras, a Class III Interested Director, is the General Counsel, Chief Financial Officer and a Managing Director of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits. Mr. Brian F. Hurley, the President of the Fund, Ms. Alexis I. Rieger, the Secretary of the Fund, Mr. Seth Gelman, the CCO of the Fund, and Ms. Angela W. Ghantous, the Treasurer of the Fund, all are employees of the Adviser.

The Adviser provides advisory services to several other registered investment companies, some of which invest in mortgage-backed securities ("MBS"). Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and asset-backed securities ("ABS"), and in using hedging techniques. Michelle Russell-Dowe is responsible for the day to day management of the Fund's portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Portfolio Manager with over 20 years of industry experience. She joined the Adviser in 1999, and as Head of the Structured Products Investment Team, Ms. Russell-Dowe is responsible for the Adviser's CMBS/RMBS/ABS exposures and the establishment of portfolio objectives and strategies.

Investment advisory fees paid by the Fund to the Adviser during fiscal 2014 were $4,909,042. In addition to acting as Adviser to the Fund, the Adviser acts as investment adviser to the following other investment companies at the indicated annual compensation:

Fund Name	Investment Advisory Management Fees	Approximate Net Assets at 8/30/14
Brookfield Mortgage Opportunity Income Fund Inc.	1.00%[1]	$436,372,010.40
Brookfield Global Listed Infrastructure Income Fund Inc.	1.00%[1]	$385,542,671.45
Brookfield Total Return Fund Inc.	0.65%[2]	$378,046,129.84
Brookfield High Income Fund Inc.*	0.65%[3,4]	$269,350,190.30
Brookfield Investment Funds and its three separate series:
Brookfield Global Listed Real Estate Fund	0.75%[5]	$185,866,246.04
Brookfield Global Listed Infrastructure Fund	0.85%[5]	$486,327,770.19
Brookfield U.S. Listed Real Estate Fund	0.75%[5]	$30,997,334.93

*  Includes assets from Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc., which were reorganized into Brookfield High Income Fund Inc. on August 13, 2014.

(1)  Investment advisory management fees are paid at the rate noted above times such Fund's average daily leveraged assets.

(2)  Investment advisory management fees are paid at the rate noted above times such Fund's average weekly net assets.

(3)  Investment advisory management fees are paid at the rate noted above times the Fund's average weekly leveraged assets.

(4)  Brookfield High Income Fund Inc.'s management fee decreased from 0.70% to 0.65% on March 1, 2014.

(5)  Investment advisory management fees are paid at the rate noted above times such Fund's average daily net assets.

The Administrator

Pursuant to an administration agreement (the "Administration Agreement"), the Adviser also provides various administrative services to the Fund, including, among other responsibilities, preparing and coordinating reports and other materials to be supplied to the Board; preparing and/or supervising the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, stockholder reports and other regulatory reports and filings required of the Fund; supervising and monitoring the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinating the preparation, printing and mailing of all materials required to be sent to stockholders; coordinating the preparation and payment of Fund-related expenses; monitoring and overseeing the activities of the Fund's other service providers; reviewing and adjusting as necessary the Fund's daily expense accruals; monitoring daily, monthly and periodic compliance with respect to federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information.

For its services under the Administration Agreement, the Fund pays the Adviser (as administrator to the Fund) a monthly fee at an annual rate of 0.15% of its average daily "Managed Assets." "Managed Assets" of the Fund means the Fund's net assets, plus the amount of any borrowings for investment purposes. During the fiscal year ended June 30, 2014, the Adviser earned $736,356 in the aggregate in administration fees from the Fund.

The Sub-Administrator

Pursuant to a sub-administration agreement (the "Sub-Administration Agreement"), U.S. Bancorp Fund Services, LLC, ("USBFS" or the "Sub-Administrator") 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to stockholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives from the Adviser, as administrator to the Fund, a fee based on the Fund's current average daily net assets of: .07% on the first $100 million, .05% on the next $200 million and .03% on the remaining assets, with a minimum annual fee of $45,000. USBFS also is entitled to certain out-of-pocket expenses. The Adviser (as administrator to the Fund) is responsible for any fees due the Sub-Administrator.

In addition, the Adviser has entered into administration agreements with four other investment companies, with the following fee structures:

Fund Name	Administration Fee
Brookfield High Income Fund Inc.	A monthly fee paid at an annual rate of 0.15% of its average weekly Managed Assets[1]
Brookfield Total Return Fund Inc.	A monthly fee paid at an annual rate of 0.20% of its average weekly net assets

Fund Name	Administration Fee
Brookfield Global Listed Infrastructure Income Fund Inc.	A monthly fee paid at an annual rate of 0.15% of its average daily Managed Assets
Brookfield Investment Funds and its three separate series:
Brookfield Global Listed Real Estate Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets
Brookfield Global Listed Infrastructure Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets
Brookfield U.S. Listed Real Estate Fund	A monthly fee paid at an annual rate of 0.15% of its average daily net assets

(1)  Prior to March 1, 2014, Brookfield High Income Fund Inc. did not have a separate administration fee; it was included in the management fee.

Brokerage Commissions

The Fund paid the following aggregate amounts in brokerage commissions, each of which included futures commissions, on the Fund's securities purchases during the last fiscal year. All of the commissions were paid to entities not affiliated with either the Fund or the Adviser. The Adviser may participate in third party soft-dollar practices and commission sharing agreements, in which the Adviser receives brokerage and research products and services in exchange for the direction of brokerage business to a particular broker or brokers. The Adviser analyzes its use of client brokerage commissions annually to ensure that the use of soft dollars falls within the safe harbor provided by Section 28(e) of the Exchange Act.

Fund Name	Brokerage Commissions Paid during Fiscal Year 2014
Brookfield Mortgage Opportunity Income Fund Inc.	$23,632

The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Fund. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to a Fund, the Adviser will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Fund's Auditor

At a meeting held on August 27, 2014, the Audit Committee of the Fund unanimously recommended the selection of Deloitte as the Fund's independent registered public accounting firm for the current fiscal year ending June 30, 2015. The Fund is not submitting the Audit Committee's selection of Deloitte as the Fund's independent registered public accounting firm for ratification by its stockholders because doing so is not required by law. Representatives of Deloitte are not expected to be present at the Meeting and thus will not have an opportunity to make a statement nor be available to respond to questions.

The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal year ended June 30, 2014 by Deloitte.

	2014	2013
Audit fees	$62,000	$62,000
Audit-related fees	$0	$0
Tax fees[1]	$8,000	$8,000
All other fees	$0	$0

(1)  Tax fees consist of fees for review of tax returns and tax distribution requirements.

As indicated above, the Board has adopted a written charter for the Audit Committee (the "Charter"), which is available on the Fund's website at www.brookfieldim.com. The Fund's Audit Committee reviews the Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of the Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committees have adopted policies and procedures for pre-approval of the engagement of the Fund's auditors. The Fund's Audit Committee evaluates the auditor's qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor's internal quality control procedures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements were complied with during the Fund's fiscal year ended June 30, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of June 30, 2014, no persons owned beneficially 5% or more of the shares of the Fund.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Any proposal of a stockholder intended to be included in our proxy statement for the 2015 Annual Meeting of Stockholders pursuant to Rule 14a-8, must be received by us no later than July 1, 2015, unless the date of our 2015 Annual Meeting of Stockholders is more than 30 days before or after November 20, 2015, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to the Secretary of the Fund, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record both at the time of giving of the prescribed notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1010, and in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice must be delivered to the Secretary of the Fund not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date of the mailing of the proxy statement for the preceding year's annual meeting. For matters to be presented at the 2015 annual meeting of stockholders, the notice must be delivered to the Secretary of the Fund not earlier than June 1, 2015 and not later than July 1, 2015. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to stockholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a stockholder's notice as described above. Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Stockholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

October 17, 2014

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PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M78727-TBD	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

		For	Withhold	For All	To withhold authority to vote for any
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR.		All	All	Except	individual nominee, mark “For All Except” and write the name of the nominee(s) on the line below.
1. Election of Nominee for Class I Director
		☐	☐	☐
Nominee:

01) Heather Goldman (Class I)

2. To transact any other business that may properly come before the meeting or any other adjournment or postponement thereof.

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

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M78728-TBD

PROXY BROOKFIELD MORTGAGE OPPORTUNITY INCOME FUND INC. THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints SETH A. GELMAN and JESSICA E.  KERR, each of them attorneys and proxies for the undersigned,  with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Brookfield Mortgage Opportunity Income Fund Inc. (the “Fund”)  which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Brookfield Investment Management Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on Thursday, November 20, 2014 at 8:15 a.m., EST and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the Class I nominee as Director in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side)

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.